EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 30, 2008 relating to the financial statements, the financial statement schedule and the effectiveness of internal control over financial reporting, which appears in AXA's Annual Report on Form 20-F for the year ended December 31, 2007.


                                            PricewaterhouseCoopers Audit


                                            By: /s/ Eric Dupont
                                                --------------------------------
                                                Eric Dupont
                                                Neuilly-Sur-Seine, France
                                                July 31, 2008